RANGER AEROSPACE CORPORATION
                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------

                                 August 31, 2000


Jeffrey  P.  Hartman
1415  St.  Gabrielle  Lane  #3715
Weston,  FL  33326

Re:     Ranger  Aerospace  Corporation  (the  "Company")
                                               -------
Grant  of  Nonqualified  Stock  Option
--------------------------------------

Dear  Jeff:

     The Company is pleased to advise you that its Board of Directors has granted to you a stock option (an "Option"), as provided below, under the Ranger
                                   ------
Aerospace  Corporation  1999  Stock Option Plan (the "Plan"), a copy of which is
                                                      ----
attached  hereto  and  incor-porated  herein  by  reference.

     1.     Definitions.  For  the  purposes  of  this  Agreement, the following
            -----------
terms  shall  have  the  meanings  set  forth  below:

     "Board"  shall  mean  the  Board  of  Directors  of  the  Company.
      -----

     "Cause"  shall  mean  (i) your theft or embezzlement, or attempted theft or
      -----
embezzlement, of money or property of the Company or any of its subsidiaries, your perpetration or attempted perpetration of fraud, or your participation in a fraud or attempted fraud, on the Company or any of its subsidiaries or your unauthorized appropriation of, or your attempt to misap-propriate, any substantial tangible or intangible assets or property of the Company or any of its subsidiaries, (ii) your conviction of any criminal felony involving the Company or any of its subsidiaries, or (iii) your willful failure to substantially follow any reasonable instructions of the Board and/or other policies of the Company, which failure is not corrected within 15 business days after you receive notice from the Board describing such failure. You shall not be deemed to have been terminated for Cause unless the Company has delivered to you a written notice specifying in reasonable detail the facts and circumstances that are the basis for terminating your employment with the Company for Cause. Should the Company and you be unable to agree on whether or not the your conduct, acts or omissions constitute Cause within thirty (30) business days after your employment with the Company has been terminated, the controversy as to whether your conduct constitutes Cause shall be settled exclusively by arbitration in accordance with the requirements of the labor arbitration rules of the American Arbitration Association then in effect. Arbitration shall commence upon the appointment of arbitrators mutually agreeable to the parties and shall continue, without interruption unless required by the arbitrator(s), with the written decision of the arbitrator(s) to be issued within one-hundred fifty (150) business days after filing a Notice of Arbitration. All expenses and fees of the arbitrators shall be borne by the parties equally. Each party shall bear its own respective attorneys' and other legal fees and any decision, award or order by arbitration shall be binding upon the parties hereof.

     "Code"  shall  mean  the Internal Revenue Code of 1986, as amended, and any
      ----
successor  statute.

     "Committee"  shall  mean the Stock Option Committee or such other committee
      ---------
of the Board which may be designated by the Board to administer the Plan, or in the absence of any such committee, the Board. The Committee shall in no event be comprised of less than two directors.

     "Common  Stock"  shall  mean the Company's Class B Non-Voting Common Stock,
      -------------
par value $.01 per share, or, in the event that the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securi-ties.

     "Company"  shall mean Ranger Aerospace Corporation, a Delaware corporation.
      -------

     "Disability"  shall  mean your inability, due to illness, accident, injury,
      ----------
physical or mental incapacity or other disabil-ity, to carry out effectively your duties and obligations to the Company or its subsidiaries or to participate effectively and actively in the manage-ment of the Company or its subsidiaries for a period of at least 180 consecutive business days or for shorter periods aggregating at least 360 business days (whether or not consecutive) during any twenty-four- month period, as determined in the reasonable judgment of the Board.

     "EBITDA"  for  any  fiscal  year,  shall  mean  the  Company's consolidated
      ------
earnings  before  any  charge for interest, taxes, depreciation or amortization.
      -

     "Fair Market Value" means the average of the closing prices of the sales of
      -----------------
each class of security on all securities exchanges on which such class of security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day a class of security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day a class of security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 business days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time a class of security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value shall be the fair value of the shares of the security determined reasonably in good faith by the Board.

     If you disagree in any respect with the calculation of Fair Market Value determined by the Board, you may within 30 business days after such determination deliver a statement to the Company disagreeing with such calculation and setting forth your calculation of such amount (the "Statement of
                                                                    ------------
Disagreement").  Any  such  Statement  of  Disagreement shall state the basis of
------------
such  disagreement.  If  you  do  not  deliver  such a Statement of Disagreement
---
within such 30 day period, the calculation of Fair Market Value as determined by
---
the Board shall be conclusive and binding. If a Statement of Disagreement is delivered to the Company, the Company and you shall, during the 30 business days following such delivery, use our best efforts to reach agreement on the Fair Market Value. Any such agreement reached shall be conclusive and binding. If, during such 30 business day period, the Company and you are unable to reach such agreement, each of us shall promptly, but in no case more than 10 business days thereafter, appoint an independent nationally recognized investment banking firm, which firms shall then, within 10 business days, jointly select a third independent and impartial nationally recognized investment banking firm (the "Investment Banking Firm") to resolve such disagreement and determine Fair
   -----------------------
Market  Value.  The Investment Banking Firm, acting in a neutral capacity, shall
   --
review this Agreement and the Statement of Disagreement, and shall make its own calculation of Fair Market Value. The Investment Banking Firm shall deliver to the Company and you, as promptly as practicable, but in no case more than 30 business days, after its retention, a report setting forth the calculation of Fair Market Value. Such report shall be final and binding. The cost of the Investment Banking Firm shall be borne by the Company and you equally.

     "Good Reason" shall mean any of the following: (a) the Company reduces your
      -----------
base salary; (b) the Company assigns to you any duties inconsistent with your duties or responsibilities as Executive Vice President of the Company or changes your reporting responsibilities or title; (c) the Company or any of its affiliates breaches any of the terms of this agreement or any other agreement between the Company or any of its affiliates and you which breach is not cured within fifteen (15) days of receipt by the Company of written notice from you of such breach or (d) you elect to terminate your employment with Aircraft Service International Group, Inc. in connection with the occurrence of a Change-in-Control as defined in your Employment Agreement with Aircraft Service International Group, Inc. of even date herewith.

     "Independent Third Party" means any person who does not own in excess of 5%
      -----------------------
of the Company's Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Company's Common Stock and who is not the spouse, ancestor or descendant (by birth or adoption) of any such 5% owner of the Company's Common Stock.

     "Option  Shares"  shall  mean  (i)  all  shares  of  Common Stock issued or
      --------------
issuable  upon  the  exercise  of the Option and (ii) all shares of Common Stock
      -
issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consol-idation or recapitalization or other reorganization affecting the Common Stock. Option Shares shall continue to be Option Shares in the hands of any holder other than you (except for the Company or the Original Stockholders and, to the extent that you are permitted to transfer Option Shares pursuant to paragraph 13 or 15 hereof, purchasers pursuant to a public offering under the Securities Act), and each such transferee thereof shall succeed to the rights and obligations of a holder of Option Shares hereunder.

     "Public  Sale" means any sale of Option Shares to the public pursuant to an
      ------------
offering registered under the Securi-ties Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

"Qualified  Sale  of  the  Company"  means  a  Sale  of the Company prior to the
 ---------------------------------
Expiration  Date  of  your  Option  to  an  Independent Third Party in which all
 ------
securities  owned  by  John  Hancock  Mutual  Life  Insurance  Company  and  its
 -----
affiliates  and  CIBC  Wood  Gundy  Ventures  Inc. and its affiliates, including
 -----
(without  limitation)  any such securities issued pursuant to (i) the Securities
 ----
Purchase Agreement dated as of April 1, 1998 by and among the Company and the Purchasers named therein and (ii) the Securities Purchase Agreement dated as of August 12, 1999 by and among the Company and the Purchasers named therein (collectively, "the Securities Purchase Agreements"), are sold, redeemed or
                      --------------------------------
receive distributions with respect thereto, for an amount, payable in cash or readily marketable securities, equal to the original issuance price thereof plus a cumulative annual internal rate of return (the "IRR") in excess of 15% as
                                                       ---
determined reasonably and in good faith by the Board (after taking into account any dilution suffered with respect to such securities in connection with such a Qualified Sale of the Company as the result of the acceleration of any vesting provisions applicable to any securities of the Company or any rights, options or warrants to purchase any securities of the Company including the Home Run Vesting Shares.)

     If you disagree in any respect with the calculation of IRR as determined by the Board, you may within 30 business days after such determination deliver a statement to the Company disagreeing with such calculation and setting forth your calculation of such amount (the "IRR Statement of Disagreement"). Any such
                                      -----------------------------
IRR Statement of Disagreement shall state the basis of such disagreement. If you do not deliver such a IRR Statement of Disagreement within such 30 day period, the calculation of IRR as determined by the Board shall be conclusive and binding. If a IRR Statement of Disagreement is delivered to the Company, the Company and you shall, during the 30 business days following such delivery, use our best efforts to reach agreement on the IRR. Any such agreement reached shall be conclusive and binding. If, during such 30 business day period, the Company and you are unable to reach such agreement, each of us shall promptly, but in no case more than 10 business days thereafter, appoint an independent nationally recognized investment banking firm, which firms shall then, within 10 business days, jointly select a third independent and impartial nationally recognized investment banking firm (the "Investment Banking Firm") to resolve
                                            -----------------------
such disagreement and determine IRR. The Investment Banking Firm, acting in a neutral capacity, shall review this Agreement and the IRR Statement of Disagreement, and shall make its own calculation of IRR. The Investment Banking Firm shall deliver to the Company and you, as promptly as practicable, but in no case more than 30 business days, after its retention, a report setting forth the calculation of IRR. Such report shall be final and binding. The cost of such review and report shall be borne by the Company and you equally.

     "Sale  of  the Company" means a merger or consolida-tion effecting a change
      ---------------------
in control of the Company, a sale of all or substantially all of the Company's assets or a sale of a majority of the Company's outstanding voting securities.

     "Securities  Act"  means  the  Securities  Act of 1933, as amended, and any
      ---------------
successor  statute.

     "Significant  Stockholders"  shall  mean any person or entity which owns at
      -------------------------
least  2%  of the shares of the Company's Common Stock on a fully diluted basis.

     "Termination  Date"  means the date on which you cease to be an employee of
      -----------------
the  Company  or  its  subsidiaries  for  any  reason.

     2.     Option.
            ------

     (a)     Terms.  Your  Option  is  for  the  purchase of up to 636 shares of
             -----
Common  Stock  (the "Option Shares") at a price of $100 per share (the "Exercise
                     -------------                                      --------
Price"),  payable  upon  exercise  as  set  forth in paragraph 2(b) below.  Your
 ----
Option  shall expire at the close of business on March 31, 2008 (the "Expiration
 ----                                                                 ----------
Date"),  subject  to  earlier  expiration as provided in paragraph 3(c) below or
----
upon  termination  of  your employment as provided in paragraph 4(b) below. Your
---
Option  is  not intended to be an "incentive stock option" within the meaning of
--
Section  422A  of  the  Code.

     (b)     Payment of Option Price.  Subject to paragraph 3 below, your Option
             -----------------------
may  be  exercised  in  whole  or in part upon payment of an amount (the "Option
                                                                          ------
Price")  equal  to the product of the Exercise Price multiplied by the number of
    -
Option Shares to be acquired. Payment shall be made (i) in cash (including by check, bank draft or money order), (ii) if permitted by the Board, by delivery of a promissory note with such terms and conditions as may be approved by the Board, (iii) by the surrender to the Company of Common Stock of the Company having a Fair Market Value equal to the Option Price, or (iv) by delivering a written notice to the Company that you are exercising the Option by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Option which, when multiplied by the Fair Market Value of the Common Stock, is equal to the Option Price (and such withheld shares shall no longer be issuable under this Option).

     3.     Exercisability/Vesting.
            ----------------------

     (a)     Vesting.  Your  Option  may  be exercised only to the extent it has
             -------
become  vested.

     (b)     Time  Vesting.  106  of the Option Shares issuable upon exercise of
             -------------
your Option are subject to time vesting (the "Time Vesting Shares") as described
                                              -------------------
below. Your Option shall become vested with respect to the Time Vesting Shares, 60% on the date hereof, and thereafter on March 31st of each year at the rate of 20% per year beginning March 31, 2001, and ending on March 31, 2002, if as of each such date you are still employed by the Company or one of its subsidiaries. If you cease to be employed by the Company or its subsidiaries on any date other than March 31 of any year included above, the percentage of your Option that is vested shall equal the percentage of your Option which was vested as of the end of the immediately preceding fiscal quarter of the Company.

     (c)     Performance  Vesting.     212  of  the  Option Shares issuable upon
             --------------------
exercise  of  your  Option  are  subject to accelerated performance vesting (the
"Performance  Vesting  Shares")  as  described  below.  Your Option shall become
    -------------------------
vested with respect to the Performance Vesting Shares, 60% on the date hereof, and thereafter, based upon the achievement by the Company on a consolidated basis of certain EBITDA targets as set forth in the following schedule (as adjusted, the "Target EBITDA"), if as of each such date you are still employed
                 -------------
by  the  Company  or  one  of  its  subsidiaries:

                                 Cumulative Percentage of
                                Performance Vesting Shares
                      Year Ended     Target EBITDA     Vested
                    ------------     -------------     ------

                           March 31, 2001     $20,220,000     80%
                -------------------------     -----------     ---

                          March 31, 2002     $21,880,000     100%
               -------------------------     -----------     ----

     All or any portion of the EBITDA that is in excess of the Target EBITDA (the "Excess EBITDA") for any year may be carried back and included in
       --------------
calculation  of EBITDA for any of the 3 immediately preceding years in the event
      ---
that Target EBITDA was not met in any of such 3 preceding years. If the Target EBITDA of the Company for any year is met due to the carryback of Excess EBITDA from a succeeding year pursuant to this paragraph, your Option shall become vested as of the end of the succeeding year in which the Excess EBITDA was actually generated. Any carry back of Excess EBITDA from any year shall be made first to the most recently preceding year in which the Company failed to achieve Target EBITDA, and thereafter to prior years in which the Company failed to achieve Target EBITDA in reverse chronological order. In no case shall Excess EBITDA be carried back to a year that is more than 3 years prior to the year in which the Excess EBITDA is actually generated. In order for your Options to vest for a preceding year as a result of the carry back of Excess EBITDA according to this paragraph, you must be employed as of the end of the year in which the Excess EBITDA was actually generated.

     Target EBITDA shall be adjusted from time to time by the Board in connection with the acquisition by the Company of any other business or interest therein. In connection with any such acquisition, the Board will approve and adopt revised levels of Target EBITDA for each fiscal year remaining during which Performance Vesting Shares are subject to vesting pursuant to this paragraph 3(c). The revised Target EBITDA shall be determined based upon financial projections for the Company approved by the Board in connection with its approval of such acquisition transaction; provided, however that any increase in Target EBITDA may not be greater than the projected incremental EBITDA of the Company associated with such acquisition transaction.

     The effective date of vesting shall be March 31 of any year included above even though EBITDA for the related period may not be determined until a date thereafter. If you cease to be employed by the Company or its subsidiaries on any date other than March 31 of any year included above, the percentage of your Option that is vested shall equal the percentage of your Option which was vested as of the immediately preceding fiscal quarter of the Company.

     Except as otherwise provided herein, if any portion of your Option has not vested as of the date on which such portion of your Option is eligible to become vested pursuant to this Agreement, such portion shall be automatically transferred to the Company without any consideration to you.

     (d)     Home  Run Vesting.  318 of the Option Shares issuable upon exercise
             -----------------
of  your  Option  are  subject  to accelerated "home run" vesting (the "Home Run
                                                                        --------
Vesting  Shares") upon a Sale of the Company in which all securities outstanding
    -----------
as of the date of this Agreement and then owned by John Hancock Mutual Life Insurance Company and its affiliates and CIBC Wood Gundy Ventures Inc. and its affiliates, including (without limitation) any such securities issued pursuant to the Securities Purchase Agreements, are sold, redeemed or receive distributions with respect thereto, for an amount, payable in cash or readily marketable securities, equal in the aggregate to the original issuance price thereof plus a cumulative annual internal rate of return in excess of 35% as determined reasonably and in good faith by the Board (after taking into account any dilution suffered with respect to such securities in connection with such a Qualified Sale of the Company as the result of the acceleration of any vesting provisions applicable to any securities of the Company or any rights, options or warrants to purchase any securities of the Company, including the Home Run
Vesting Shares.) If you disagree in any respect with the calculation of IRR determined by the Board, such disagreement shall be resolved by the same procedures for resolving disagreements in the calculation of Fair Market Value set forth in the definition thereof.

     (e)     Termination  of  Employment.  Notwithstanding paragraphs 3(a), (b),
             ---------------------------
(c) and (d) above, the following special vesting rules shall apply if your employment with the Company and its subsidiaries terminates prior to the Expiration Date:

          (i)     Termination  Without  Cause.  If your employment is terminated
                  ---------------------------
(i) by the Company or one of its subsidiaries without Cause, or, (ii) by you with Good Reason, your Option shall be fully exercisable with respect to the number of Option Shares that were exercisable on the date of such termination. Any portion of your Option that was not exercisable on the date of such termination (after giving effect to any acceleration under this clause (i)) shall expire and be for-feited.

          (ii)     Termination  for Cause.  If you are discharged by the Company
                   ----------------------
or one of its subsidiaries for Cause, all of your Option not previously exercised shall immediately expire and be forfeited whether vested and exercisable or not.

          (iii)     Other  Termination  of  Employment.  Unless  otherwise
                    ----------------------------------
determined by the Committee, if your employment terminates for any reason other than upon the termination of your employment by the company or one of its subsidiaries (whether with or without Cause), your Option shall be fully exercisable with respect to that portion of your Option that was vested and exercisable on your Termination Date and any portion of your Option that was not vested and exercisable on your Termination Date shall expire and be forfeited.

     The number of Option Shares with respect to which your Option may be exer-cised shall not increase once you cease to be employed by the Company or its subsidiaries.

     (f)     Acceleration  of  Vesting  on Sale of the Company.  Notwithstanding
             -------------------------------------------------
any other provision hereof to the contrary, if you have been continuously employed by the Company or one of its subsidiaries from the date of this Agreement until a Sale of the Company, provided that such Sale of the Company is a Qualified Sale of the Company, the portion of your outstanding Option, other than the Home Run Vesting Shares which shall vest only in accordance with paragraph 3(d) hereof, which has not become vested at the date of such event shall immedi-ately vest and become exercisable with respect to 100% of the Option Shares immediately prior and subject to the consummation of such Sale of the Company. Any portion of your Option which has not been exercised prior to or in connection with a Sale of the Company (whether or not a Qualified Sale of the Company) shall be forfeited immediately prior to the consummation of such Sale of the Company, unless otherwise determined by the Committee or the Board.

     (g)     Automatic  Vesting.  If  as of January 28, 2007, all or any portion
             ------------------
of your Option Shares have not become vested pursuant to this paragraph 3, such unvested Option Shares shall automatically become vested, if as of such date you are still employed by the Company or one of its subsidiaries.

     4.     Expiration  of Option.  In no event shall any part of your Option be
            ---------------------
exercisable  after  the  Expiration  Date  set  forth  in  paragraph 2(a) above.

     5.     Procedure for Exercise.  You may exercise all or any portion of your
            ----------------------
Option, to the extent it has vested and is outstanding, at any time and from time to time prior to its expiration, by delivering written notice to the Company (to the attention of the Company's Secretary) and your written acknowledgment that you have read and have been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to you regarding the Company, together with payment of the Option Price in accordance with the provisions of paragraph 2(b) above. As a condition to any exercise of your Option, you shall make all customary investment representations which the Company reasonably requires.

     6.     Securities  Laws Restrictions and Other Restric-tions on Transfer of
            --------------------------------------------------------------------
Option  Shares.  You  represent  that when you exercise your Option you shall be
--------------
purchasing  Option Shares for your own account and not on behalf of others.  You
--
understand and acknowledge that federal and state securities laws govern and restrict your right to offer, sell or otherwise dispose of any Option Shares unless your offer, sale or other disposition thereof is registered under the Securities Act and state securi-ties laws, or in the opinion of the Company's counsel, such offer, sale or other disposition is exempt from registration or qualification thereunder. You agree that you shall not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulations promulgated thereunder or any other state or federal law. You further understand that the certificates for any Option Shares you purchase shall bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

     7.     Non-Transferability  of  Option.  Your Option is personal to you and
            -------------------------------
is not transferable by you except upon your death pursuant to your will or the laws of descent and distribution. During your lifetime only you (or your guardian or legal representative) may exercise your Option. In the event of your death, your Option may be exercised only (i) by the executor or administrator of your estate or the person or persons to whom your rights under the Option shall pass by will or the laws of descent and distribution (and such executor, or administrator or other person or persons shall continue to be bound by all the provisions of this Option, including, without limitation, the provisions of paragraph 12) and (ii) to the extent that you were entitled hereunder at the date of your death.

     8.     Conformity  with  Plan.  Your  Option  is intended to conform in all
            ----------------------
respects with, and is subject to all applicable provisions of, the Plan (which is incorporated herein by refer-ence). Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By execut-ing and returning the enclosed copy of this Agreement, you acknowledge your receipt of this Agreement and the Plan and agree to be bound by all of the terms of this Agreement and the Plan.

     9.     Rights  of  Participants.  Nothing in this Agreement shall interfere
            ------------------------
with or limit in any way the right of the Company to terminate your employment at any time (with or without Cause), nor confer upon you any right to continue in the employ of the Company or its subsidiaries for any period of time or to continue your present (or any other) rate of compensation. Nothing in this Agreement shall confer upon you any right to be selected again as a Plan participant, and nothing in the Plan or this Agreement shall provide for any adjustment to the number of Option Shares subject to your Option upon the occurrence of subsequent events except as provided in paragraph 11 below.

     10.     Withholding  of Taxes.  The Company shall be entitled, if necessary
             ---------------------
or desirable, to withhold from you from any amounts due and payable by the Company to you (or secure payment from you in lieu of withholding) the amount of any income tax withholding due from the Company with respect to any Option Shares issuable under this Plan, and the Company may defer such issuance unless indemnified by you to its satisfaction.

     11.     Adjustments.  In  the  event of a reorganization, recapitalization,
             -----------
stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee shall, in order to prevent the dilution of rights under your Option and may, in order to prevent the enlargement of rights under your Option, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by your Option and the Exercise Price specified herein as may be reasonably determined to be appropriate and equitable and to preserve all of your rights, under your Option. The issuance by the Company of shares of stock of any class, or options or securities exercisable or convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon exercise or conversion of other securities, shall not affect, and no adjust-ment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to any Options.

     12.     Right  to  Purchase  Option  Shares  Upon  Your  Termina-tion  of
             -----------------------------------------------------------------
Employment  for  Cause.
         -------------

     (a)     Repurchase  of  Option Shares.  If your employment with the Company
             -----------------------------
and its subsidiaries shall be terminated by the Company or one of its subsidiaries for Cause, then the Company shall have the option to repurchase all or any part of the Option Shares issued or issu-able upon exercise of your
Option, whether held by you or by one or more of your transferees, at a price per share equal to the Exercise Price of such share (the "Repurchase Option").
                                                            -----------------

     (b)     Repurchase  by  Company.  The  Company may elect to purchase all or
             -----------------------
any  portion of the Option Shares by delivery of written notice (the "Repurchase
                                                                      ----------
Notice")  to  you  or  any other holders of the Option Shares within 45 business
------
days  after  your  Termina-tion  Date  (the  "Company  Election  Period").  The
---                                           -------------------------
Repurchase  Notice  shall  set  forth the number of Option Shares to be acquired
---
from you (or upon your death, from other holder(s)), the aggregate consideration
---
to be paid for such shares and the time and place for the closing of the transaction. If, following your death, Option Shares are held by more than one person, the Company shall purchase the shares elected to be purchased from the holders thereof, pro rata according to the number of shares held by each such holder at the time of delivery of such Repurchase Notice (determined as close as practical to the nearest whole shares).

     (c)     Repurchase  by  Significant  Stockholders.  If  for  any reason the
             -----------------------------------------
Company does not elect to purchase all of the Option Shares pursuant to the Repurchase Option, then the Significant Stockholders shall be entitled to exercise the Company's Repur-chase Option in the manner set forth in paragraph 12(a) for all or any portion of the number of Option Shares the Company has not elected to purchase (the "Available Shares"). As soon as practi-cable after the
                          ----------------
Company has determined that there shall be Available Shares, but in any event within 5 business days after the expiration of the Company Election Period, the Company shall deliver written notice (the "Option Notice") to the Significant
                                              -------------
Stockholders setting forth the number of Available Shares and the price for each Available Share. Each Significant Stockholder may elect to purchase any number of Available Shares by delivering written notice to the Company within 30 business days after receipt of the Option Notice from the Company. If more than one Significant Stockholder elects to purchase the Available Shares and such elections exceed the number of Available Shares, the number of Available Shares to be purchased by the electing Significant Stockholders shall be allocat-ed among them pro rata based upon their relative percentage ownership of Common Stock of the Company on a fully diluted basis. As soon as practicable, and in any event within five business days after the expiration of such 30-day period, the Company shall notify you or any other holder(s) of Option Shares as to the number of Option Shares being purchased from you by the Significant Stockhold-ers (the "Supplemental Repurchase Notice"). At the time the Company
                      ------------------------------
delivers the Supplemental Repurchase Notice to you or such other holder(s) of Option Shares, each Significant Stockholder shall also receive written notice from the Company setting forth the number of shares it is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

     (d)     Closing  of  Repurchase  of  Option Shares.  The purchase of Option
             ------------------------------------------
Shares pursuant to this paragraph 12 shall be closed at the Company's executive offices on a date determined by the Company, which date shall be within 45 business days after the expiration of the Company Election Period. At the closing, the purchaser or purchasers shall pay the purchase price in the manner specified in paragraph 12(a) and you or any other holders of Option Shares being purchased shall deliver the certificate or certificates representing such shares to the purchaser or purchasers or their nominees, accompanied by duly executed stock powers. Any purchaser of Option Shares under this paragraph 12 shall be entitled to receive customary repre-sentations and warranties from you or any other selling holders of Option Shares regarding good title to such shares, free and clear of any liens or encumbrances and to require all sellers' signatures to be guaranteed by a national bank or reputable securities broker.

     (e)     Manner  of  Payment.  If  the Company elects to purchase all or any
             -------------------
part of the Option Shares, including Option Shares held by one or more transferees, the Company shall pay for such shares: (i) first, by offsetting amounts outstanding under any indebtedness or other obligations owed by you to the Company or any of its subsidiaries; (ii) by certified check or wire transfer of funds to the extent such payment would not cause the Company or any of its subsidiaries to violate the General Corporation Law of the State of Delaware
(the "DGCL") and would not cause the Company or any of its subsidiaries to breach any debt or equity financing agreement; and (iii) thereafter, with a subordinat-ed promissory note of the Company. Such subordinated promissory note shall bear interest at the applicable federal rate (which interest shall accrue and be payable annually in cash unless otherwise prohibited), shall have all principal due on the fifth anniversary of the date of issuance and shall be subordinated on terms and conditions satisfactory to the holders of the Company's and its subsidiaries' existing indebtedness for borrowed money. If any Significant Stockholders elect to purchase all or any portion of the Available Shares, such Significant -Stockholders shall pay for that portion of such Option Shares by certified check or wire transfer of funds.

     (f)     Repurchase  Restriction.  Notwithstanding  anything to the contrary
             -----------------------
contained in this Agreement, all purchases of Option Shares by the Company shall be subject to applicable restrictions contained in the DGCL and in the Company's and its subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the purchase of Option Shares hereunder which the Company is otherwise entitled or required to make, all time periods set forth in paragraph 12 shall be deemed to be extended so that the Company may make such repurchase as soon as it is permitted to do so under such restrictions, and upon purchase the Company shall pay to you interest on the purchase price of Option Shares to be purchased accruing during the period of such extension at the lesser of 9.5% per annum or the highest rate permitted by applicable law.

     13.     Restrictions  on  Transfer  of  Option Shares.  You shall not sell,
             ---------------------------------------------
pledge or otherwise transfer any interest in any Option Shares except pursuant to: (i) a Public Sale as defined in the Ranger Aerospace Corporation Executive Stock Agreement of even date herewith, (ii) the provisions of paragraphs 12 or 15 hereof, (iii) sales to one or more other employees of the Company or any of its subsidiaries who agree in writing to be bound by the restrictions on you set forth herein, (iv) transfers to an estate-planning trust or similar entity so long as such entity agrees in writing to be bound by the restrictions on you set forth herein, or (v) upon your death pursuant to your will or the laws of descent and distribution.

     14.     Additional  Restrictions  on  Transfer.
             --------------------------------------

     (a)     Restrictive  Legend.  The  certificates  representing  the  Option
             -------------------
Shares  shall  bear  the  following  legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON AUGUST 31, 2000, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIF-ICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN OPTION AGREEMENT BETWEEN THE COMPANY AND JEFFREY P. HARTMAN DATED AS OF AUGUST 31, 2000, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

     (b)     Holdback.   In connection with any Public Sale, you agree to comply
             --------
with the terms of any underwriting agreement (or other related agreement) that is approved by the Board and entered into by the holders of a majority of shares in the Company.

     15.     Sale  of  the  Company.
             ----------------------

     (a)     Consent  to Sale of the Company.  If the Board and the holders of a
             -------------------------------
majority of the Company's Common Stock then out-standing approve a Sale of the Company (including any Qualified Sale of the Company) (the "Approved Sale"), you
                                                            -------------
shall consent to and raise no objections against the Approved Sale of the Company. If the Approved Sale is structured as a sale of stock, you shall agree to sell all of your Option Shares and vested rights to acquire Option Shares on the terms and conditions approved by the Board and the holders of a majority of the Common Stock then outstanding. If the Approved Sale is structured as a merger, you shall approve the merger and you hereby agree to waive all dissenters, approval or similar rights you may have in connection therewith. You shall take all necessary and desirable actions in connection with the consummation of any Approved Sale as reasonably requested by the Board or holders of a majority of the Company's Common Stock then outstanding.

     (b) Your obligations with respect to the Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, you shall receive the same form of consideration and the same portion of the aggregate consideration that you would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to the consummation of the Approved Sale; (ii) if any other holder of capital stock of the Company is given an option as to the form and amount of consideration to be received, you shall be given the same option; and (iii) you shall be given an opportunity to exercise all Options vested or vesting in connection with the Approved Sale prior to the consummation thereof and participate in such sale as a holder of the Common Stock receivable upon exercise of such Options.

     (c)     Purchaser  Representative.  If  the  Company  or the holders of the
             -------------------------
Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (in-cluding a merger, consolidation or other reorganization), you shall, at the request of the Company, appoint a purchaser repre-sentative (as such term is defined in Rule 501) reasonably acceptable to the Company. If you appoint the purchaser repre-sentative designated by the Company, the Company shall pay the fees of such purchaser representative, but if you decline to appoint the purchaser representative designated by the Company you shall appoint another purchaser representative (reasonably acceptable to the Company), and you shall be responsible for the fees of the purchaser representative so appointed.

     (d)     Termination  of  Restrictions.  The provisions of this paragraph 15
             -----------------------------
shall terminate with respect to any Option Shares when such Option Shares have been sold in a Public Sale.

     16.     Rule 701 under the Securities Act.  The Company and you acknowledge
             ---------------------------------
and agree that this Option is a written contract relating to your compensation by the Company. The securities issued or issuable to you hereunder are being issued in reliance on the exemption from registration provided in Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act. You hereby covenant and agree that you will sell the securities issued or issuable hereunder only pursuant to registration under the Securities Act, or pursuant to an exemption from registration available thereunder.

     17.     Remedies.  The  parties hereto (and the Significant Stockholders as
             --------
third-party beneficiaries) shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto acknowledge and agree that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto (and any Significant Stockholder as a third-party beneficiary) may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     18.     Amendment.  Except  as  otherwise provided herein, any provision of
             ---------
this Agreement may be amended or waived only with the prior written consent of you and the Company; provided that no provision of paragraph 12, 13, 14, 15, or 17 or of this paragraph 18 may be amended or waived without the prior written consent of the Significant Stockholders owning a majority of the shares of Common Stock held by all Significant Stockholders on a fully diluted basis.

     19.     Successors  and  Assigns.  Except  as  otherwise expressly provided
             ------------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

     20.     Severability.  Whenever  possible, each provision of this Agreement
             ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

21.     Counterparts.  This  Agreement  may be executed simultaneously in two or
        ------------
more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

     22.     Descriptive  Headings.  The  descriptive headings of this Agreement
             ---------------------
are inserted for convenience only and do not constitute a part of this Agreement.

     23.     Governing  Law.  The  corporate  law  of  Delaware shall govern all
             --------------
questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Delaware.

     24.     Notices.  All notices, demands or other communica-tions to be given
             -------
or delivered under or by reason of the provi-sions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally, mailed by certi-fied or registered mail (return receipt requested and postage prepaid), or sent by facsimile (with facsimile transmission information and hard copy to follow by regular mail) to the recipient. Such notices, demands and other communications shall be sent to you and to the Company and the Significant Stockholders at the addresses indicated below:

(a)     If  to  the  Optionee:
        ---------------------

     Jeffrey  P.  Hartman
1415  St.  Gabrielle  Lane  #3715
Weston,  FL  33326
Telephone:   (954)  349-3378
Facsimile:     (954)  349-5466

(b)     If  to  the  Company:
        --------------------

     Ranger  Aerospace  Corporation
1815  Griffin  Road,  Suite  300
Fort  Lauderdale  International  Airport
Fort  Lauderdale,  Florida  33004-2252
Attention:  President

(c)     If  to  the  Significant  Stockholders:
        --------------------------------------

     To  the  addresses  set  forth  in  the  books  and  records of the Company or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     25.     Third-Party  Beneficiary.  The Company and you acknowledge that the
             ------------------------
Significant  Stockholders  are  third-party  beneficiaries under this Agreement.

     26.     Entire  Agreement.  This  Agreement  constitutes  the  entire
             -----------------
understanding between you and the Company, and supersedes all other agreements, whether written or oral, with respect to the acquisition by you of Common Stock of the Company.

     *     *     *     *

     Please execute the extra copy of this Agreement in the space below and return it to the Company's Secretary at its executive offices to confirm your understanding and acceptance of the agreements contained in this Agreement.

     Very  truly  yours,

     Ranger  Aerospace  Corporation


     By:  ___________________________
        Stephen  D.  Townes
        President  &  CEO



     The undersigned hereby acknowledges having read this Agreement and the Plan and hereby agrees to be bound by all provisions set forth herein and in the Plan.


Dated  as  of                         OPTIONEE

August  31,  2000

     ___________________________________
Jeffrey  P.  Hartman


Agreed  and  Accepted:

JOHN  HANCOCK  MUTUAL  LIFE
INSURANCE  COMPANY

By:  __________________________
Name:  ________________________
Title:  _________________________


CIBC  WOOD  GUNDY  VENTURES,  INC.

By:  __________________________
Name:  ________________________
Title:  _________________________